UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 26, 2007

                                   Move, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                 000-26659                    95-4438337
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

                                   Move, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
-------------------------------------------------------------------------------
Appointment of Certain Officers; Compensatory  Arrangements of Certain
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Officers
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Item 9.01 Financial Statements and Exhibits
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SIGNATURE
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EXHIBIT INDEX
-------------
EXHIBIT 99.1
------------
EXHIBIT 99.2
------------
EXHIBIT 99.3
------------

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Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On May 1, 2007, Move, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
----------------------------------------------------------------------------
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
------------------------------------------------------------------------------

On April 26, 2007, the Board of Directors of the Company appointed Lorna Borenstein to the position of President of the Company. Ms. Borenstein will begin serving as President as soon as practicable and in accordance with any existing employment obligations, and will report directly to W. Michael Long, the Company's Chief Executive Officer.

Lorna Borenstein, 39, has served as a Vice President of Yahoo! Inc. a leading Internet brand and one of the most trafficked Internet destinations worldwide, since November 2005, as Vice President of Marketing for the Yahoo! Search and Marketplace Group since June 2005 and as Vice President and General Manager of Yahoo! Personals since October 2004. Ms. Borenstein served as Vice President and General Manager for eBay Canada, the largest online trading community in Canada, from September 2000 to October 2004. Prior to joining eBay Canada, Ms. Borenstein was president of Silverbow E-Commerce Inc., an Internet consulting firm.

Ms. Borenstein will have an annual base salary of $450,000 and will be eligible to earn a performance bonus of up to 100% of her annual salary if she reaches targeted goals, with the ability to earn up to 200% of base salary for performance in excess of the targeted goals.

Ms. Borenstein will be granted 3,000,000 stock options with an option exercise price equal to the closing price of the Company's common stock on her start date and a term of ten years from the date of grant. 2,250,000 of the stock options will vest quarterly over a 48 month period commencing from her start date. The remaining 750,000 stock options will be immediately vested and exerciseable as of Ms. Borenstein's start date.

Ms. Borenstein will be awarded 1,000,000 performance-based restricted stock units. Under the terms of the award, she may earn up to 500,000 units of the Company's common stock based on the attainment of certain performance goals relating to the Company's revenues and EBITDA for the fiscal year ended December 31, 2008, and she may earn up to 500,000 units of the Company's common stock based on the attainment of certain performance goals relating to the Company's revenues and EBITDA for the fiscal year ended December 31, 2009. These awards, which are denominated in terms of a target number of shares, will be forfeited if performance falls below a designated threshold level and may vest for up to 100% of the target number of shares for exceptional performance.

Ms. Borenstein will be granted such number of restricted shares of the Company's common stock in an amount equal to 1 million divided by the closing price of the Company's common stock on her start date. Such restricted shares will vest 50% upon her start date and the remaining 50% shall vest on the first anniversary of her start date subject to her continued employment on such anniversary.

In addition, it is anticipated that the Company and Ms. Borenstein will enter into an Executive Retention and Severance Agreement (the "Severance Agreement")

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upon the commencment of her employment. The Severance Agreement will provide for additional benefits in the circumstances described below. In the event of Ms. Borenstein's termination upon a change of control (as defined in the Severance Agreement) she shall receive an amount equal to the sum of (i) 12 months of her then current annual base salary and (ii) 100% of the target bonus that would otherwise be payable for the fiscal year in which her termination occurs
(whether or not she has satisfied the applicable performance objectives). Such cash severance will be payable in equal installments over 12 months. In addition, immediately prior to the effective date of a change of control, 100% of all outstanding stock options granted and restricted stock issued by the Company to Ms. Borenstein as described above, shall vest and all such outstanding options shall remain exercisable for a period of three years. In the event of Ms. Borenstein's termination in the absence of a change of control, or her death or disability (as described in the Severance Agreement), she shall receive amount equal to the sum of (i) 12 months of her then current annual base salary and (ii) 100% of the target bonus that would otherwise be payable for the fiscal year in which her termination occurs (whether or not she has satisfied the applicable performance objectives). Such cash severance will be payable in equal installments over 12 months. In addition, upon her termination date, 100% of all outstanding stock options granted and restricted stock issued by the Company to Ms. Borenstein as described above, shall vest and all such outstanding options shall remain exercisable for a period of three years.

The Company issued a press release on May 1, 2007 announcing Ms. Borenstein's appointment to the position of President. The press release is filed as Exhibit
99.2 to this report and is incorporated by reference into this report. The Company's offer letter to Ms. Borenstein with the form of Executive Retention and Severance Agreement attached as an exhibit to such offer letter is filed as
Exhibit 99.3 to this report and is incorporated by reference into this report.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c)  Exhibits

         99.1 Press Release announcing the Company's financial results for the first quarter ended March 31, 2007.

         99.2 Press Release announcing Appointment of Lorna Borenstein as President of Move, Inc.

         99.3 Offer Letter to Lorna Borenstein with form of Executive Retention and Severance Agreement attached as an exhibit.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOVE, INC.

Date: May 1, 2007                            By:   /s/ James S. Caulfield
                                                   -----------------------------
                                                   James S. Caulfield
                                                   Executive Vice President and
                                                   General Counsel



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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

       99.1 Press Release announcing the Company's financial results for the first quarter ended March 31, 2007.

       99.2 Press Release announcing Appointment of Lorna Borenstein as President of Move, Inc.

       99.3 Offer Letter to Lorna Borenstein with form of Executive Retention and Severance Agreement attached as an exhibit.